UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2019

Baker Hughes, a GE company
 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17021 Aldine Westfield Road, Houston, Texas	77073
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2019 Annual Meeting of Stockholders of Baker Hughes, a GE company (the "Company") was held on May 10, 2019 (the "Annual Meeting") to (i) elect nine members to the Board of Directors (the "Board") to serve for a one-year term, (ii) vote on an advisory vote to approve the Company's executive compensation program, and (iii) ratify KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2019. Each director nominated was elected, the advisory vote to approve the Company's executive compensation program and the ratification of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2019 were each approved.
As of March 15, 2019, the record date, there were 514,901,983 shares of Class A common stock ("Class A Common Stock") issued and outstanding and entitled to vote at the Annual Meeting and 521,543,095 shares of Class B common stock (“Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. There were 994,184,239 shares of Common Stock represented in person or by proxy at the Annual Meeting, constituting a quorum. The affirmative vote of the plurality of votes cast by the holders of shares of Common Stock present or represented at the Annual Meeting and entitled to vote is needed to elect each director. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required for the approval of the other proposals.
The number of votes for, withheld and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Withheld Votes	Broker Non-Votes
W. Geoffrey Beattie	892,946,195	75,000,914	26,237,129
Gregory D. Brenneman	909,705,806	58,241,303	26,237,129
Clarence P. Cazalot, Jr.	909,910,134	58,036,975	26,237,129
Gregory L. Ebel	965,375,460	2,571,649	26,237,129
Lynn L. Elsenhans	909,795,165	58,151,944	26,237,129
Jamie Miller	826,560,745	141,386,365	26,237,129
James J. Mulva	964,086,340	3,860,769	26,237,129
John G. Rice	824,011,054	143,936,055	26,237,129
Lorenzo Simonelli	955,730,209	12,216,900	26,237,129

The number of votes for, against, abstentions and broker non-votes with respect to the advisory vote related to the Company's executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
933,765,046	33,677,772	504,290	26,237,129

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of KPMG LLP as the Company's Independent Registered Public Accounting Firm for fiscal year 2019 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstentions	Broker Non-Votes
992,217,919	1,673,260	293,058	-

Item 8.01 Other Events.
On May 10, 2019, the Board of Directors elected Lorenzo Simonelli as Chairman of the Board and W. Geoffrey Beattie as Lead Director. The Board also made the following committee appointments:

Audit Committee	Compensation Committee	Governance & Nominating Committee	Conflicts Committee (subcommittee of Governance & Nominating Committee)
Lynn L. Elsenhans *	John G. Rice *	W. Geoffrey Beattie *	Clarence P. Cazalot *
W. Geoffrey Beattie	Gregory D. Brenneman	Gregory D. Brenneman	Gregory D. Brenneman
Gregory L. Ebel	James J. Mulva	Clarence P. Cazalot	Lynn L. Elsenhans
James J. Mulva		Lynn L. Elsenhans
Jamie S. Miller
* Chair

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES, A GE COMPANY

Dated: May 13, 2019	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary